Exhibit 10.28(b)
SECOND AMENDMENT TO THE SERIES 2004-1 SUPPLEMENT
               This SECOND AMENDMENT (this “Amendment”), dated as of December 23, 2005, amends the Amended and Restated Series 2004-1 Supplement (the “Series 2004-1 Supplement”), dated as of March 29, 2005, as amended by the First Amendment thereto, dated as of July 13, 2005, and is among CENDANT RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“CRCF”), CENDANT CAR RENTAL GROUP, INC., a corporation organized under the laws of Delaware, as administrator, MIZUHO CORPORATE BANK, LTD., in its capacity as administrative agent for the purchasers, BAYERISCHE LANDESBANK NEW YORK BRANCH, in its capacity as syndication agent for the purchasers, CALYON CAYMAN ISLANDS BRANCH, in its capacity as documentation agent, the several financial institutions listed on Schedule I and their respective permitted successors and assigns, THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2004-1 Noteholders (in such capacity, the “Series 2004-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2004-1 Supplement, as applicable.
W I T N E S S E T H:
               WHEREAS, pursuant to Section 12.2(i) of the Base Indenture, any amendment to any Supplement which amends the applicable amount of Enhancement requires the consent of CRCF, the Trustee and each affected Noteholder of the applicable Series of Notes;
               WHEREAS, the parties desire to amend the Series 2004-1 Supplement (1) to increase the Series 2004-1 Required Enhancement Percentage when an Event of Bankruptcy has occurred with respect to a Manufacturer of Program Vehicles, (2) to modify certain Series 2004-1 Maximum Manufacturer Amounts and (3) to make conforming changes; and
               WHEREAS, CRCF has requested the Trustee, the Series 2004-1 Agent and each Series 2004-1 Noteholder to, and, upon the effectiveness of (i) this Amendment and (ii) the letter (the “Consent Letter”), dated as of the date hereof, among CRCF and each Series 2004-1 Noteholder, CRCF, the Trustee, the Series 2004-1 Agent and the Series 2004-1 Noteholders have agreed to, amend certain provisions of the Series 2004-1 Supplement as set forth herein;
               NOW, THEREFORE, it is agreed:

               1. Article I(b) of the Series 2004-1 Supplement is hereby amended to include the following definitions in appropriate alphabetical order:
     “Series 2004-1 Bankrupt Manufacturer Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by a Bankrupt Manufacturer and leased under the AESOP I Operating Lease as of such date and (ii) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date; provided that, solely for the purposes of clause (i) of this definition, if a Bankrupt Manufacturer is a debtor in Chapter 11 Proceedings, until the thirtieth (30th) calendar day following commencement of such Chapter 11 Proceedings, the Net Book Value of all Program Vehicles manufactured by such Bankrupt Manufacturer shall be deemed to be zero.
     “Series 2004-1 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, 40%; provided that the forgoing 40% shall be increased by the percentage equivalent of a fraction, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by each Bankrupt Manufacturer and each other Manufacturer with respect to which a Manufacturer Event of Default has occurred and leased under the Leases as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.
     “Series 2004-1 Required Incremental Bankrupt Manufacturer Rate” means (i) as of any date following the occurrence of an Event of Bankruptcy (determined without giving effect to the sixty (60) day period in clause (a) of the definition of Event of Bankruptcy) with respect to a Manufacturer of Program Vehicles, the excess of (A) the Series 2004-1 Required Non-Program Enhancement Percentage as of such date over (B) 14.0%, and (ii) as of any other date of determination, zero.
               2. Each of the following defined terms, as set forth in Article I(b) of the Series 2004-1 Supplement, is hereby amended and restated in its entirety as follows:
     “Series 2004-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
     “Series 2004-1 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2004-1 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
     “Series 2004-1 Maximum Manufacturer Amount” means, as of any day, any of the Series 2004-1 Maximum Mitsubishi Amount, the Series 2004-1 Maximum Nissan Amount, the Series 2004-1 Maximum Individual Kia/Isuzu/Subaru Amount, the Series 2004-1 Maximum Individual Hyundai/Suzuki Amount or the Series 2004-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.

               “Series 2004-1 Required Enhancement Amount” means, as of any date of determination, the sum of:
     (i) the product of the Series 2004-1 Required Enhancement Percentage as of such date and the Series 2004-1 Invested Amount as of such date;
     (ii) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of the immediately preceding Business Day over the Series 2004-1 Maximum Non-Program Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) the product of the Series 2004-1 Maximum Non-Program Vehicle Percentage and the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles that are leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
     (iii) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
     (iv) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Individual Kia/Isuzu/Subaru Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles

manufactured by Kia, Isuzu or Subaru, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
     (v) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Individual Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
     (vi) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 15% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
     (vii) the greater of the Series 2004-1 Percentage of the excess, if any, of the Specified States Amount as of the immediately preceding Business Day over the Series 2004-1 Maximum Specified States Amount as of the immediately preceding Business Day;

     (viii) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2004-1 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 3% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
     (ix) at any time that the long-term senior unsecured debt rating of Nissan is “BBB-” or above from Standard & Poor’s and “Baa3” or above from Moody’s, 0 and in all other cases the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Nissan Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and
     (x) the Series 2004-1 Percentage of any Aggregate Adjustment Amount.
     “Series 2004-1 Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) 14.0% and (B) the Series 2004-1 Program Vehicle Percentage as of the immediately preceding Business Day, (ii) the product of (A) the Series 2004-1 Required Non-Program Enhancement Percentage as of such date and (B) the Series 2004-1 Non-Program Vehicle Percentage as of the immediately preceding Business Day, and (iii) the product of (A) the Series 2004-1 Required Incremental Bankrupt Manufacturer Rate as of such date and (B) the Series 2004-1 Bankrupt Manufacturer Vehicle Percentage as of the immediately preceding Business Day.

               3. Article I(b) of the Series 2004-1 Supplement is hereby amended by deleting the definition “Series 2004-1 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” and inserting the following definitions in appropriate alphabetical order:
     “Series 2004-1 Maximum Individual Kia/Isuzu/Subaru Amount” means, as of any day, with respect to Kia, Isuzu and Subaru, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
     “Series 2004-1 Maximum Individual Hyundai/Suzuki Amount” means, as of any day, with respect to Hyundai or Suzuki, individually, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2004-1 Supplement.
               4. Article IV of the Series 2004-1 Supplement is hereby amended by deleting clause (j) and the subsequent paragraph and replacing it with the following language:
(j) either(i) a Change in Control shall have occurred or (ii) a transaction separating Cendant’s real estate, travel network, hospitality and vehicle rental businesses into four separate companies as described in Cendant’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 24, 2005 (or any other number of companies that Cendant subsequently determines and announces publicly) has been completed.
     In the case of an event described in (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j), an Amortization Event with respect to the Series 2004-1 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2004-1 Noteholders, immediately upon the occurrence of such event. Amortization Events with respect to the Series 2004-1 Notes described in (a), (b), (c), (d), (e), (f), (g), (h) or (i) may be waived with the written consent of the Purchasers having Commitment Percentages aggregating 100%. Amortization Events with respect to the Series 2004-1 Notes described in (j) may be waived with the written consent of the Purchasers having Commitment Percentages aggregating 51%; provided however that, for such waiver to remain effective, CRCF shall, notwithstanding anything set forth in this Series Supplement to the contrary (including any requirement to repay Purchaser Invested Amounts on a pro rata basis, any requirement to reduce the Commitment on a pro rata basis or any requirements set forth in Section 10.3 hereof), repay the Purchaser Group Invested Amount of, and terminate any Commitment with respect to, any Purchaser who voted against waiving an Amortization Event pursuant to clause (j) above within thirty (30) days from the date of such Purchaser’s vote. Any Purchaser repaid in accordance with the preceding sentence shall, upon receipt in full of an amount equal to its Purchaser Invested Amount, no longer have any rights or obligations under this Series Supplement, and any Class A-1 Maximum Purchaser Invested Amount of such Purchaser shall be zero for the purposes of any calculation hereunder.
               5. Each Purchaser hereby acknowledges that, to the extent that any portion of this Amendment violates any provisions of the Series 2004-1 Supplement, it hereby waives the protection of such provision.

               6. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2004-1 Supplement.
               7. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Condition shall have been satisfied with respect to this Amendment, (iii) all certificates and opinions of counsel required under the Base Indenture shall have been delivered to the Trustee and (iv) the Consent Letter shall have been duly executed by each party thereto and shall be effective.
               8. From and after the Amendment Effective Date, all references to the Series 2004-1 Supplement shall be deemed to be references to the Series 2004-1 Supplement as amended hereby.
               9. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
               10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

CENDANT RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ Lori Gebron

Name:Lori Gebron
Title:Vice President

THE BANK OF NEW YORK, as Trustee and as Series 2004-1 Agent

By:	/s/ John Bobko

Name:John Bobko
Title:Vice President